UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04528)

Exact name of registrant as specified in charter:	Putnam Ohio Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2023

Date of reporting period:	June 1, 2022 – November 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Ohio Tax Exempt Income Fund

Semiannual report
11 | 30 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXOHX

Putnam Ohio
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 22

Message from the Trustees

January 9, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds.

While inflation and interest rates are still high, the possibility remains that 2023 could be a better year for market returns than 2022. Historically, stocks and bonds have recovered from bear markets like the one we have been experiencing. Our investment teams are actively researching securities with attractive performance potential and working to keep portfolio risks in check.

We would like to note recent changes to the Board of Trustees that oversees your fund. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Ohio residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Buckeye State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam Ohio Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 Ohio Tax Exempt Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 11/30/22. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2021 (April 2022). Most recent data available.

Ohio Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/22. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Ohio Tax Exempt Income Fund

Paul, how did municipal bonds perform during the six-month period that ended November 30, 2022?

Municipal bonds succumbed to market pressures, but those pressures eased in the final weeks of the period. The Federal Reserve’s significantly faster pace of monetary policy tightening and geopolitical tensions roiled markets. As municipal bond investors sought to reduce their exposure to risk by selling out of positions, the selling exerted downward pressure on prices. This contributed to increasingly difficult market technicals [supply/demand dynamics] for the asset class.

The Fed faced the difficult task of calibrating monetary policy to achieve price stability goals. Fed policymakers raised their benchmark interest rate four times during the reporting period. With inflation running more than three times the Fed’s target inflation rate of 2.00%, the interest-rate hikes included unusually large 0.75% increases in June, July, September, and November 2022. The magnitude of these interest-rate increases further heightened worries about whether policymakers could cool inflation without tipping economies into recession.

Ohio Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Ohio Tax Exempt Income Fund

At its September meeting, the Fed affirmed that ongoing interest-rate increases were appropriate and forecasted its target rate range to be 4.25%–4.50% by the end of calendar 2022. It also lowered the U.S. growth forecast for 2022, 2023, and 2024. Following its November meeting, Fed Chair Jerome Powell stated that it was “premature” to expect a pause on interest-rate hikes. Later in the month, however, investors were heartened to see that the inflation rate for October 2022 came in lower than expected. Investors interpreted this as evidence that the Fed was making progress in subduing stubbornly high prices. Just before period-end, the Fed hinted that it might temper the degree of interest-rate hikes as early as December 2022. These developments, coupled with very light new-issue supply and a slowing of outflows from municipal bond funds, helped the asset class post a gain of 4.68% in November 2022, as measured by the Bloomberg Municipal Bond Index [the fund’s benchmark]. This was the strongest monthly return for the benchmark since 1986.

For the six months ended November 30, 2022, the benchmark returned –1.43%, outperforming the broader U.S. fixed income markets, as measured by the Bloomberg U.S. Aggregate Bond Index.

What is your current assessment of the health of Ohio’s municipal bond market?

Ohio’s workforce has continued to recover from the Covid-19 pandemic, with a 2.4% gain in nonfarm payrolls year over year compared to 3.8% nationwide as of October 2022. The state’s 4.2% unemployment rate as of October 2022 sits above the 3.7% national rate. However, state tax collections grew 6% year over year in fiscal year [FY] 2022 despite tax cuts. We believe reserves appear healthy, with a rainy-day fund of $2.7 billion as of FY 2022. The state’s budget update shows tax receipts were up 5.6% year over year four months into FY 2023, as of October 2022. This is 4% ahead of budget estimates. Ohio maintains a moderate debt burden, which is consistent with the national median. It’s largest pension plan, the Ohio Public Employee Retirement System, is 87% funded.

How did the fund perform during the reporting period?

For the six months ended November 30, 2022, the fund’s class A shares outperformed the median return of its Lipper peer group, Ohio Municipal Debt Funds, but underperformed its benchmark.

What strategies influenced the fund’s performance during the reporting period?

With the significant sell-off in fixed income assets in early 2022, we believed municipal bonds had become more attractive. We extended the portfolio’s duration, a measure of the fund’s interest-rate sensitivity. At period-end, the fund’s duration was slightly long relative to the average level of its Lipper peer group. We believe this positioning may help the fund outperform its peers if the year-to-date rise in bond yields reverses course.

At period-end, the fund held an overweight exposure to lower-investment-grade bonds and those rated BB relative to its benchmark. We had become more cautious on lower-rated municipal bonds due to our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth in 2023. Thus, the fund held an underweight position in high-yield bonds relative to its Lipper peers at period-end. Instead, we favored higher-rated investments. Investment-grade securities tend to outperform higher-yielding, lower-rated bonds during economic slowdowns. While credit spreads widened over the period, creating what we perceived as attractive buying opportunities,

Ohio Tax Exempt Income Fund 7

they were not excessively wide versus previous recessionary periods, in our view.

From a sector- or industry-positioning perspective, we favored higher education, state-backed, and continuing-care retirement community bonds compared with the fund’s Lipper peer group.

The fund remained underweight in its exposure to Puerto Rico municipal debt relative to its Lipper peer group. [The fund did not hold any investments in Puerto Rico during the period.] However, we note that the U.S. territory has experienced recent improvement in credit fundamentals. In March 2022, Puerto Rico came out of bankruptcy after nearly five years with a plan to restructure its debt, resume payments to bondholders, and restore its public pension system. We continue to closely monitor Puerto Rico’s credit fundamentals and remain vigilant for investment opportunities.

How did you use derivatives during the period?

We used municipal rate locks for hedging and gaining exposure to interest-rate and term structure risk.

What is your outlook for the municipal bond market as we head into calendar 2023?

In December 2022, after the close of the reporting period, the November 2022 Consumer Price Index came in better than expected, with year-over-year inflation at 7.1%, down from 7.7% in October. It was the smallest 12-month increase since December 2021. Later in the month, the Fed raised its benchmark interest rate by half a percentage point. While the increase was less than the previous four, Fed Chair Powell signaled the fight against inflation was not over, stating that “it will take substantially more evidence to give confidence that inflation is on a sustained downward path.”

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Ohio Tax Exempt Income Fund

Although it appears to us that inflation has peaked in this cycle, we also believe U.S. economic data remains relatively strong. Especially noteworthy, in our view, is the low U.S. unemployment rate, which ranged from 3.5% to 3.7% during the reporting period, and strong consumer spending. This will likely keep the Fed on track to continue ratcheting up interest rates to slow growth and the jobs market, in our opinion. Market expectations are for the Fed to complete its tightening cycle by the spring of 2023.

Seasonal factors are typically constructive for the municipal bond market in the winter months, and credit fundamentals are sound, in our view. We believe the income and tax advantages provided by municipal bonds continue to offer shareholders a valuable way to diversify their overall portfolio.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Ohio Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/23/89)
Before sales charge	4.30%	1.31%	0.81%	–1.19%	–9.21%	–1.78%
After sales charge	4.17	0.89	–0.01	–2.53	–12.85	–5.71
Class B (7/15/93)
Before CDSC	4.10	0.79	0.22	–1.75	–9.67	–1.97
After CDSC	4.10	0.79	–0.15	–2.69	–14.07	–6.83
Class C (10/3/06)
Before CDSC	4.11	0.68	0.04	–1.93	–9.90	–2.05
After CDSC	4.11	0.68	0.04	–1.93	–10.78	–3.02
Class R6 (5/22/18)
Net asset value	4.41	1.56	1.09	–0.92	–8.94	–1.53
Class Y (1/2/08)
Net asset value	4.41	1.54	1.05	–0.95	–8.97	–1.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Ohio Tax Exempt Income Fund

Comparative annualized index returns For periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Bloomberg Municipal
Bond Index	5.11%	1.98%	1.40%	–0.77%	–8.64%	–1.43%
Lipper Ohio Municipal Debt
Funds category median*	4.62	1.41	0.72	–1.15	–8.98	–1.88

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/22, there were 23, 23, 22, 20, 18, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.097963		$0.073097	$0.066216	$0.108798	$0.107878
Capital gains[2]	—		—	—	—	—
Total	$0.097963		$0.073097	$0.066216	$0.108798	$0.107878
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/22	$8.45	$8.80	$8.43	$8.44	$8.46	$8.46
11/30/22	8.20	8.54	8.19	8.20	8.22	8.21
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.58%	2.48%	1.99%	1.84%	2.85%	2.83%
Taxable equivalent[4]	4.67	4.49	3.60	3.33	5.16	5.13
Current 30-day
SEC yield[5]	N/A	3.02	2.56	2.42	3.43	3.39
Taxable equivalent[4]	N/A	5.47	4.64	4.38	6.21	6.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 44.79% federal and state combined tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Ohio Tax Exempt Income Fund 11

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/23/89)
Before sales charge	4.29%	1.44%	0.66%	–1.20%	–9.08%	0.45%
After sales charge	4.16	1.02	–0.15	–2.54	–12.71	–3.57
Class B (7/15/93)
Before CDSC	4.10	0.92	0.07	–1.80	–9.54	0.26
After CDSC	4.10	0.92	–0.29	–2.73	–13.99	–4.70
Class C (10/3/06)
Before CDSC	4.10	0.81	–0.10	–1.94	–9.77	0.05
After CDSC	4.10	0.81	–0.10	–1.94	–10.66	–0.94
Class R6 (5/22/18)
Net asset value	4.41	1.70	0.95	–0.92	–8.80	0.58
Class Y (1/2/08)
Net asset value	4.40	1.68	0.90	–0.95	–8.84	0.57

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/22	0.86%	1.46%	1.61%	0.59%	0.61%
Annualized expense ratio for the six-month
period ended 11/30/22	0.91%	1.51%	1.66%	0.63%	0.66%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Ohio Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/22 to 11/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.52	$7.50	$8.24	$3.13	$3.28
Ending value (after expenses)	$982.20	$980.30	$979.50	$984.70	$983.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/22, use the following calculation method. To find the value of your investment on 6/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.61	$7.64	$8.39	$3.19	$3.35
Ending value (after expenses)	$1,020.51	$1,017.50	$1,016.75	$1,021.91	$1,021.76

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

Ohio Tax Exempt Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The fund’s performance will be closely tied to the economic and political conditions in Ohio, and can be more volatile than the performance of a more geographically diversified fund. To the extent the fund invests in securities of issuers located outside of Ohio, the fund may also be exposed to the risks affecting other states and U.S. territories. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Ohio Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Ohio Tax Exempt Income Fund 15

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

16 Ohio Tax Exempt Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2022, Putnam employees had approximately $471,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Ohio Tax Exempt Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

18 Ohio Tax Exempt Income Fund

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In

Ohio Tax Exempt Income Fund 19

this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies

20 Ohio Tax Exempt Income Fund

based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Ohio Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 23, 22 and 19 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Ohio Tax Exempt Income Fund 21

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Ohio Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Ohio Tax Exempt Income Fund 23

The fund’s portfolio 11/30/22 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
COP Certificates of Participation
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.85% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value
Alaska (1.4%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/31	A+/F	$500,000	$538,313
5.00%, 10/1/30	A+/F	650,000	701,386
			1,239,699
Delaware (1.2%)
DE River & Bay Auth. Rev. Bonds, 5.00%, 1/1/35	A1	885,000	1,008,124
			1,008,124
Guam (2.9%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	470,000	484,243
Territory of GU, Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42	Ba1	1,000,000	869,085
Territory of GU, Govt. Hotel Occupancy Tax Rev. Bonds, Ser. A, 5.00%, 11/1/40	Ba1	300,000	300,800
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/37	A	200,000	207,048
5.00%, 7/1/36	A	400,000	415,398
5.00%, 7/1/33	A	200,000	209,850
			2,486,424
Illinois (1.3%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa1	1,050,000	1,096,062
			1,096,062
Indiana (1.8%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A2	1,500,000	1,540,732
			1,540,732
Massachusetts (1.3%)
MA State Dev. Fin. Agcy. Rev. Bonds, (Northeastern U.), 5.00%, 10/1/44	A1	1,000,000	1,070,496
			1,070,496
Ohio (89.3%)
Akron Bath Coply Joint Twp. Hosp. Dist. Rev. Bonds, (Summa Hlth. Syst. Oblig. Group)
4.00%, 11/15/38	BBB+/F	100,000	89,409
4.00%, 11/15/37	BBB+/F	300,000	270,635

24 Ohio Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Ohio cont.
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	$1,000,000	$1,024,587
(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	830,000	850,407
Ashland, City School Dist. G.O. Bonds, 3.00%, 11/1/42	Aa2	1,000,000	812,057
Bluffton, Hosp. Fac. Rev. Bonds, (Blanchard Valley Hlth. Syst.), 5.00%, 12/1/31	A2	650,000	685,624
Bowling Green State U. Rev. Bonds, Ser. A, 5.00%, 6/1/42	A1	1,000,000	1,041,941
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2, Class 1, 3.00%, 6/1/48	BBB+	3,000,000	2,151,489
Carlisle, Local School Dist. G.O. Bonds, (School Impt.)
5.00%, 12/1/47	AA	500,000	515,960
5.00%, 12/1/42	AA	350,000	362,526
5.00%, 12/1/37	AA	100,000	104,041
Centerville, Hlth. Care Rev. Bonds, (Graceworks Lutheran Svcs.), 5.25%, 11/1/50	BB+/P	500,000	445,153
Cincinnati, Econ. Dev. Rev. Bonds, (Keystone Parke Phase III), Ser. B, 5.00%, 11/1/40	AA	500,000	526,289
Cleveland, Income Tax Rev. Bonds
(Impt. Pk. & Recreational), 5.00%, 10/1/33	AA	615,000	665,286
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/33	AA	300,000	327,901
(Bridges & Roadways Impt.), Ser. B-2, 5.00%, 10/1/32	AA	1,000,000	1,096,345
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/32	AA	500,000	548,172
(Impt. Bridges), 4.00%, 10/1/29	AA	300,000	315,233
(Impt. Bridges), 4.00%, 10/1/28	AA	400,000	420,402
Cleveland, Pub. Pwr. Syst. Rev. Bonds
Ser. A, AGM, 4.00%, 11/15/38	AA	600,000	594,687
Ser. A, AGM, 4.00%, 11/15/36	AA	750,000	752,894
Ser. B-1, NATL, zero %, 11/15/25	A3	3,000,000	2,727,403
Cleveland, Wtr. Poll. Control Rev. Bonds, (Green Bonds)
5.00%, 11/15/41	Aa3	500,000	514,314
5.00%, 11/15/36	Aa3	435,000	448,309
Cleveland-Cuyahoga Cnty., Port Auth. Rev. Bonds, (Euclid Avenue Dev. Corp.), 5.50%, 8/1/47	A3	1,000,000	1,075,310
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds
(Playhouse Square Foundation), 5.50%, 12/1/53	BB+	700,000	705,682
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/51	A3	1,000,000	882,098
Cleveland-Cuyahoga Cnty., Port Auth. Tax Increment Fin. Rev. 144A Tax Alloc. Bonds, (Senior-Flats East Bank), Ser. A, 4.00%, 12/1/55	BB	495,000	387,301
Columbus, Metro. Library Special Oblig. Rev. Bonds, 4.00%, 12/1/38	Aa2	1,000,000	1,007,548
Columbus, Swr. VRDN, Ser. B, 1.76%, 6/1/32	VMIG 1	1,430,000	1,430,000

Ohio Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Confluence Cmnty. Auth. Rev. Bonds, (Stadium & Sports), 4.00%, 5/1/36	AA+	$1,000,000	$1,025,066
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/41	A	1,435,000	1,529,001
5.00%, 1/1/37	A	400,000	429,808
5.00%, 1/1/34	A	300,000	326,898
Franklin Cnty., Rev. Bonds, (Trinity Hlth. Corp. Oblig. Group), Ser. 17OH, 5.00%, 12/1/46	Aa3	2,445,000	2,482,543
Franklin Cnty., Convention Fac. Auth. Rev. Bonds, (Greater Columbus Convention Ctr. Hotel Expansion), 5.00%, 12/1/44	BBB−	1,000,000	993,414
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
5.00%, 11/15/44	BBB+/F	1,000,000	1,003,661
(OH Living Oblig. Group), 4.00%, 7/1/40	BBB/F	1,000,000	858,519
Franklin Cnty., Hosp. Fac. Rev. Bonds, (Nationwide Children’s Hosp.), Ser. A
4.00%, 11/1/39	Aa2	500,000	493,180
4.00%, 11/1/38	Aa2	300,000	298,930
Gallia Cnty., Local School Impt. Dist. G.O. Bonds, 5.00%, 11/1/27 (Prerefunded 11/1/24)	Aa2	815,000	851,659
Green, Local School Dist. G.O. Bonds
Ser. A, 5.50%, 11/1/47	AA	650,000	717,959
Ser. B, AGM, 5.00%, 11/1/52	AA	1,200,000	1,266,054
Ser. B, AGM, 4.625%, 11/1/47	AA	500,000	512,531
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life Enriching Cmnty.), 5.00%, 1/1/46	BBB−/F	1,000,000	913,100
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC, zero %, 12/1/24	Aa3	3,000,000	2,821,316
Lake Cnty., Cmnty. College Dist. COP, 4.00%, 10/1/35	A2	1,840,000	1,845,064
Lakewood, City School Dist. G.O. Bonds, (School Fac. Impt.), Ser. B
4.00%, 11/1/35	Aa2	500,000	518,039
4.00%, 11/1/34	Aa2	430,000	446,202
4.00%, 11/1/33	Aa2	375,000	390,431
4.00%, 11/1/32	Aa2	225,000	234,900
Mansfield, G.O. Bonds, BAM, 3.00%, 12/1/45	AA	1,300,000	980,583
Miami U. Rev. Bonds
5.00%, 9/1/41	Aa3	500,000	527,784
Ser. A, 5.00%, 9/1/36	Aa3	1,000,000	1,104,767
Ser. A, 5.00%, 9/1/34	Aa3	790,000	887,634
Montgomery Cnty., Hosp. VRDN 1.85%, 11/15/45	VMIG 1	1,300,000	1,300,000
North Royalton, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/47	Aa2	2,000,000	2,063,841
Northeast Ohio Med. U. Rev. Bonds, Ser. A
5.00%, 12/1/29	Baa1	100,000	107,684
5.00%, 12/1/27	Baa1	100,000	106,295
5.00%, 12/1/24	Baa1	75,000	77,213
4.00%, 12/1/45	Baa1	225,000	199,534
4.00%, 12/1/35	Baa1	300,000	289,462

26 Ohio Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Northeast Ohio Med. U. Rev. Bonds, Ser. A
3.00%, 12/1/40	Baa1	$475,000	$370,771
3.00%, 12/1/22	Baa1	75,000	75,000
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Capital U.), 6.00%, 9/1/52	BBB−	400,000	412,553
(Ashtabula Cnty. Med. Ctr.), 5.25%, 1/1/52	BBB+/F	1,000,000	1,033,102
5.25%, 12/1/48	BB	250,000	231,971
(Case Western Reserve U.), 5.00%, 12/1/40	Aa3	1,000,000	1,053,061
(Kenyon College), 5.00%, 7/1/37 ##	A2	1,000,000	1,058,893
(U. of Dayton), Ser. A, 5.00%, 12/1/24	A+	285,000	295,473
(John Carroll U.), 4.00%, 10/1/47	Baa1	1,100,000	953,181
(Kenyon College 2020), 4.00%, 7/1/44	A2	1,400,000	1,262,493
(Kenyon College 2020), 4.00%, 7/1/40	A2	730,000	681,515
(Xavier U.), 4.00%, 5/1/40	A3	600,000	560,343
(U. of Dayton), 4.00%, 2/1/36	A+	900,000	900,201
(Otterbein Homes Oblig. Group), 4.00%, 7/1/31 ##	A	915,000	903,111
(U. of Dayton), 3.00%, 2/1/37	A+	1,580,000	1,291,155
OH State Hosp. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/41	A2	1,000,000	1,015,730
(Premier Hlth. Partners Oblig. Group), 4.00%, 11/15/41	Baa1	1,725,000	1,551,966
OH State Private Activity Rev. Bonds, (Portsmouth Bypass Gateway Group, LLC), AGM, 5.00%, 12/31/39	AA	750,000	760,043
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5.25%, 2/15/32 (Prerefunded 2/15/23)	Aa3	350,000	351,992
5.00%, 2/15/39	Aa3	1,000,000	1,129,324
OH State U. Rev. Bonds, Ser. A
5.00%, 12/1/39	Aa1	1,000,000	1,029,892
3.00%, 12/1/44	Aa1	1,000,000	798,078
OH State Wtr. Dev. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/34	Aaa	750,000	801,797
Revere, Local School Dist. G.O. Bonds, (School Fac. Impt.), Ser. C, 4.00%, 12/1/33	Aa1	270,000	281,106
Rickenbacker, Port Auth. Rev. Bonds, (OASBO Expanded Asset Pooled), Ser. A, 5.375%, 1/1/32	A2	745,000	843,601
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	1,025,000	1,052,732
5.00%, 2/15/32	A3	865,000	895,605
Summit Cnty., G.O. Bonds, 5.00%, 12/1/43	Aa1	1,000,000	1,098,863
Toledo, Wtr. Wks. Syst. Rev. Bonds, 5.00%, 11/15/36	Aa3	500,000	532,343
U. of Akron Rev. Bonds, Ser. A, 5.00%, 1/1/31	A2	500,000	516,428
Valley View, Local School Dist. G.O. Bonds, 3.00%, 11/1/45	AA	1,000,000	791,650

Ohio Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group)
Ser. A, 5.75%, 7/1/33 (Prerefunded 7/1/23)	A	$500,000	$509,112
5.00%, 7/1/39	A	1,000,000	1,012,955
			76,438,115
Virgin Islands (0.3%)
Matching Fund Special Purpose Securitization Corp. Rev. Bonds, Ser. A, 5.00%, 10/1/30	BB/P	210,000	216,680
			216,680
Total municipal bonds and notes (cost $89,414,991)			$85,096,332

SHORT-TERM INVESTMENTS (2.7%)*	Shares	Value
Putnam Short Term Investment Fund Class P 3.95% L	2,295,873	$2,295,873
Total short-term investments (cost $2,295,873)		$2,295,873

TOTAL INVESTMENTS
Total investments (cost $91,710,864)	$87,392,205

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2022 through November 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $85,503,085.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.85%, 4.14% and 4.78%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.

28 Ohio Tax Exempt Income Fund

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Education	23.2%
Healthcare	20.5
Local debt	14.2
Utilities	11.3
Tax bonds	10.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$85,096,332	$—
Short-term investments	—	2,295,873	—
Totals by level	$—	$87,392,205	$—

The accompanying notes are an integral part of these financial statements.

Ohio Tax Exempt Income Fund 29

Statement of assets and liabilities 11/30/22 (Unaudited)

ASSETS
Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $89,414,991)	$85,096,332
Affiliated issuers (identified cost $2,295,873) (Note 5)	2,295,873
Interest and other receivables	1,084,125
Receivable for shares of the fund sold	170,796
Receivable for investments sold	5,000
Prepaid assets	7,631
Total assets	88,659,757

LIABILITIES
Payable for investments purchased	48
Payable for purchases of delayed delivery securities (Note 1)	2,107,883
Payable for shares of the fund repurchased	874,603
Payable for compensation of Manager (Note 2)	29,867
Payable for custodian fees (Note 2)	3,641
Payable for investor servicing fees (Note 2)	11,589
Payable for Trustee compensation and expenses (Note 2)	50,435
Payable for administrative services (Note 2)	335
Payable for distribution fees (Note 2)	28,519
Distributions payable to shareholders	16,720
Other accrued expenses	33,032
Total liabilities	3,156,672

Net assets	$85,503,085

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$90,086,264
Total distributable earnings (Note 1)	(4,583,179)
Total — Representing net assets applicable to capital shares outstanding	$85,503,085

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($64,778,427 divided by 7,898,496 shares)	$8.20
Offering price per class A share (100/96.00 of $8.20)*	$8.54
Net asset value and offering price per class B share ($161,502 divided by 19,728 shares)**	$8.19
Net asset value and offering price per class C share ($1,875,190 divided by 228,691 shares)**	$8.20
Net asset value, offering price and redemption price per class R6 share
($1,800,844 divided by 219,040 shares)	$8.22
Net asset value, offering price and redemption price per class Y share
($16,887,122 divided by 2,056,302 shares)	$8.21

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Ohio Tax Exempt Income Fund

Statement of operations Six months ended 11/30/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $30,355 from investments in affiliated issuers) (Note 5)	$1,411,792
Total investment income	1,411,792

EXPENSES
Compensation of Manager (Note 2)	185,653
Investor servicing fees (Note 2)	35,335
Custodian fees (Note 2)	4,814
Trustee compensation and expenses (Note 2)	1,873
Distribution fees (Note 2)	95,250
Administrative services (Note 2)	1,027
Auditing and tax fees	23,563
Other	31,462
Total expenses	378,977
Expense reduction (Note 2)	(246)
Net expenses	378,731

Net investment income	1,033,061

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(623,018)
Swap contracts (Note 1)	240,050
Total net realized loss	(382,968)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(2,005,751)
Swap contracts	(146,597)
Total change in net unrealized depreciation	(2,152,348)

Net loss on investments	(2,535,316)

Net decrease in net assets resulting from operations	$(1,502,255)

The accompanying notes are an integral part of these financial statements.

Ohio Tax Exempt Income Fund 31

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/22*	Year ended 5/31/22
Operations
Net investment income	$1,033,061	$2,024,864
Net realized gain (loss) on investments	(382,968)	112,778
Change in net unrealized depreciation of investments	(2,152,348)	(9,170,101)
Net decrease in net assets resulting from operations	(1,502,255)	(7,032,459)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(13,756)
Class B	—	(48)
Class C	—	(421)
Class R6	—	(213)
Class Y	—	(2,463)
Net realized short-term gain on investments
Class A	—	(126,798)
Class B	—	(459)
Class C	—	(3,911)
Class R6	—	(1,807)
Class Y	—	(22,563)
From tax-exempt net investment income
Class A	(809,042)	(1,626,506)
Class B	(1,483)	(4,066)
Class C	(15,758)	(32,112)
Class R6	(26,291)	(27,924)
Class Y	(187,579)	(326,795)
From net realized long-term gain on investments
Class A	—	(538,045)
Class B	—	(1,940)
Class C	—	(16,582)
Class R6	—	(7,734)
Class Y	—	(95,800)
Decrease from capital share transactions (Note 4)	(1,669,509)	(4,794,602)
Total decrease in net assets	(4,211,917)	(14,677,004)

NET ASSETS
Beginning of period	89,715,002	104,392,006
End of period	$85,503,085	$89,715,002

* Unaudited.

The accompanying notes are an integral part of these financial statements.

32 Ohio Tax Exempt Income Fund

This page left blank intentionally.

Ohio Tax Exempt Income Fund 33

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
November 30, 2022**	$8.45	.10	(.25)	(.15)	(.10)	—	(.10)	$8.20	(1.78)*	$64,778	.46*	1.19*	13*
May 31, 2022	9.35	.18	(.83)	(.65)	(.18)	(.07)	(.25)	8.45	(7.02)	71,937.86		2.02	11
May 31, 2021	9.10	.20	.25	.45	(.20)	—	(.20)	9.35	5.00	86,178.85		2.17	12
May 31, 2020	9.06	.22	.04	.26	(.22)	—	(.22)	9.10	2.90	90,397.83		2.46	19
May 31, 2019	8.85	.24	.21	.45	(.24)	—	(.24)	9.06	5.19	85,815.84		2.70	19
May 31, 2018	9.02	.25	(.17)	.08	(.25)	—	(.25)	8.85	.85	100,922.83		2.74	33
Class B
November 30, 2022**	$8.43	.07	(.24)	(.17)	(.07)	—	(.07)	$8.19	(1.97)*	$162	.76*	.89*	13*
May 31, 2022	9.33	.13	(.83)	(.70)	(.13)	(.07)	(.20)	8.43	(7.58)	173	1.46	1.41	11
May 31, 2021	9.09	.15	.23	.38	(.14)	—	(.14)	9.33	4.26	362	1.45	1.57	12
May 31, 2020	9.05	.17	.03	.20	(.16)	—	(.16)	9.09	2.27	711	1.46	1.84	19
May 31, 2019	8.84	.18	.21	.39	(.18)	—	(.18)	9.05	4.53	1,053	1.47	2.08	19
May 31, 2018	9.01	.19	(.17)	.02	(.19)	—	(.19)	8.84	.21	1,249	1.46	2.11	33
Class C
November 30, 2022**	$8.44	.07	(.24)	(.17)	(.07)	—	(.07)	$8.20	(2.05)*	$1,875	.83*	.81*	13*
May 31, 2022	9.35	.12	(.84)	(.72)	(.12)	(.07)	(.19)	8.44	(7.81)	2,084	1.61	1.27	11
May 31, 2021	9.10	.13	.25	.38	(.13)	—	(.13)	9.35	4.21	2,794	1.60	1.42	12
May 31, 2020	9.06	.15	.04	.19	(.15)	—	(.15)	9.10	2.11	5,361	1.61	1.68	19
May 31, 2019	8.85	.17	.21	.38	(.17)	—	(.17)	9.06	4.36	6,576	1.62	1.92	19
May 31, 2018	9.02	.18	(.17)	.01	(.18)	—	(.18)	8.85	.07	8,588	1.61	1.97	33
Class R6
November 30, 2022**	$8.46	.11	(.24)	(.13)	(.11)	—	(.11)	$8.22	(1.53)*	$1,801	.31*	1.33*	13*
May 31, 2022	9.37	.21	(.84)	(.63)	(.21)	(.07)	(.28)	8.46	(6.85)	1,956.59		2.31	11
May 31, 2021	9.12	.23	.25	.48	(.23)	—	(.23)	9.37	5.27	942.58		2.45	12
May 31, 2020	9.07	.25	.04	.29	(.24)	—	(.24)	9.12	3.27	737.59		2.69	19
May 31, 2019	8.86	.26	.21	.47	(.26)	—	(.26)	9.07	5.44	637.59		2.97	19
May 31, 2018 †	8.81	.01	.05	.06	(.01)	—	(.01)	8.86	.65*	10	.02*	.08*	33
Class Y
November 30, 2022**	$8.46	.11	(.25)	(.14)	(.11)	—	(.11)	$8.21	(1.66)*	$16,887	.33*	1.32*	13*
May 31, 2022	9.36	.21	(.83)	(.62)	(.21)	(.07)	(.28)	8.46	(6.77)	13,566.61		2.27	11
May 31, 2021	9.11	.22	.25	.47	(.22)	—	(.22)	9.36	5.25	14,115.60		2.42	12
May 31, 2020	9.07	.24	.04	.28	(.24)	—	(.24)	9.11	3.13	13,942.61		2.68	19
May 31, 2019	8.86	.26	.21	.47	(.26)	—	(.26)	9.07	5.42	14,847.62		2.92	19
May 31, 2018	9.03	.27	(.17)	.10	(.27)	—	(.27)	8.86	1.07	12,015.61		2.96	33

* Not annualized.

** Unaudited.

† For the period May 21, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

34 Ohio Tax Exempt Income Fund	Ohio Tax Exempt Income Fund 35

Notes to financial statements 11/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2022 through November 30, 2022.

Putnam Ohio Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Ohio personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Ohio personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

36 Ohio Tax Exempt Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Ohio Tax Exempt Income Fund 37

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rates and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

38 Ohio Tax Exempt Income Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $91,706,713, resulting in gross unrealized appreciation and depreciation of $930,485 and $5,244,993, respectively, or net unrealized depreciation of $4,314,508.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.216% of the fund’s average net assets.

Ohio Tax Exempt Income Fund 39

Putnam Management has contractually agreed, through September 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$28,057	Class R6	495
Class B	69	Class Y	5,905
Class C	809	Total	$35,335

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $246 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $73, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

40 Ohio Tax Exempt Income Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$84,764
Class B	1.00%	0.85%	707
Class C	1.00%	1.00%	9,779
Total			$95,250

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $145 from the sale of class A shares and received $2 and $14 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$11,593,869	$10,851,285
U.S. government securities (Long-term)	—	—
Total	$11,593,869	$10,851,285

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	314,987	$2,537,551	691,082	$6,318,726
Shares issued in connection with
reinvestment of distributions	90,129	734,529	232,261	2,113,582
	405,116	3,272,080	923,343	8,432,308
Shares repurchased	(1,024,658)	(8,323,869)	(1,624,303)	(14,635,885)
Net decrease	(619,542)	$(5,051,789)	(700,960)	$(6,203,577)

Ohio Tax Exempt Income Fund 41

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	182	1,483	714	6,513
	182	1,483	714	6,513
Shares repurchased	(926)	(7,353)	(19,048)	(172,533)
Net decrease	(744)	$(5,870)	(18,334)	$(166,020)

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	533	$4,350	31,160	$284,147
Shares issued in connection with
reinvestment of distributions	1,849	15,053	5,598	51,071
	2,382	19,403	36,758	335,218
Shares repurchased	(20,497)	(166,908)	(88,907)	(803,346)
Net decrease	(18,115)	$(147,505)	(52,149)	$(468,128)

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	68,279	$563,700	166,557	$1,453,566
Shares issued in connection with
reinvestment of distributions	3,221	26,291	4,167	37,677
	71,500	589,991	170,724	1,491,243
Shares repurchased	(83,496)	(673,441)	(40,296)	(362,266)
Net increase (decrease)	(11,996)	$(83,450)	130,428	$1,128,977

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	937,191	$7,591,181	364,500	$3,299,341
Shares issued in connection with
reinvestment of distributions	20,100	163,896	41,697	379,117
	957,291	7,755,077	406,197	3,678,458
Shares repurchased	(505,156)	(4,135,972)	(309,881)	(2,764,312)
Net increase	452,135	$3,619,105	96,316	$914,146

42 Ohio Tax Exempt Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/22	cost	proceeds	income	of 11/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$337,545	$20,522,437	$18,564,109	$30,355	$2,295,873
Total Short-term
investments	$337,545	$20,522,437	$18,564,109	$30,355	$2,295,873

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Ohio and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Ohio Tax Exempt Income Fund 43

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$710,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$240,050	$240,050
Total	$240,050	$240,050

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(146,597)	$(146,597)
Total	$(146,597)	$(146,597)

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	6,242,089	414,814
Barbara M. Baumann	6,296,446	360,457
Katinka Domotorffy	6,358,945	297,958
Catharine Bond Hill	6,342,310	314,593
Kenneth R. Leibler	6,331,403	325,500
Jennifer Williams Murphy	6,358,945	297,958
Marie Pillai	6,353,501	303,402
George Putnam, III	6,342,595	314,308
Robert L. Reynolds	6,344,669	312,234
Manoj P. Singh	6,338,921	317,982
Mona K. Sutphen	6,347,753	309,150

All tabulations are rounded to the nearest whole number.

44 Ohio Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Ohio Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2023